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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2010
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                            DYNATRONICS CORPORATION
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             (Exact name of registrant as specified in its charter)

            Utah                            0-12697              87-0398434
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(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                   File Number)      Identification No.)


7030 Park Centre Drive, Salt Lake City, Utah 84121
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(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 568-7000
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Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 2.02  Results of Operations and Financial Condition

      On May 17, 2010, Dynatronics Corporation issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2010. The release also announced that these results would be discussed with investors on a telephone conference call and provided access information, date, and time for the conference call. A copy of the press release is furnished herewith as
Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The registrant will also post this document on its corporate website, www.dynatronics.com.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

         Exhibit 99 - Press release issued by Dynatronics Corporation dated
                      May 17, 2010.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DYNATRONICS CORPORATION

By: /s/ Kelvyn H. Cullimore, Jr.
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Kelvyn H. Cullimore, Jr.
Chairman, Chief Executive Officer, and President

Date: May 17, 2010
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